UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    March 30, 2016

PRESTON CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-193967

Nevada	46-4474279
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

311 West Third Street, Suite 4001, Carson City, NV 89703
(Address of Principal Executive Offices, Including Zip Code)

(775) 345-3449
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause New Western Energy Corporation’s (“NWE”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe NWE’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. NWE’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, NWE undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of March 30, 2016, Laurence Stephenson has resigned as the President, Secretary, Treasurer and Director and appointed W. Andrew Stack as his successor in all of the above capacities.

Mr. Stack has extensive experience with new business ventures, as both principal and investor. Mr. Stack has been involved in venture capital and venture backed public offerings since 1998. As an attorney specializing in the public and private securities markets, Mr. Stack has represented more than 200 public companies and has taken more than 100 companies public, and has several years of managerial and consulting experience. Mr. Stack has served on numerous boards of director, both publicly and privately.  Mr. Stack has an accounting degree from the University of North Texas and a Juris Doctorate with a Certificate in Entrepreneurial Law from the University of Tulsa.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Change in corporate address:

6836 Bee Caves Road

Austin, Texas 78746

Addition to Business Description in the 10K for the year ending September 30, 2015:

Preston Royalty’s mission is to develop Preston Corp. into a leading alternative financing company that specializes in royalty financing for mining operations with the intent to realize large, continuous profits from ongoing economic interest in the production or future production from mining property.  Preston Royalty is gold focused but plans to create a diversified portfolio of royalties and streams wherever the value can be found regardless of commodity, geography, revenue type or stage of project.  Preston Royalty is not an operator and therefore has none of the associated risks or capital requirements of mine operation.

SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Preston Corp.

/s/ W. Andrew Stack

W. Andrew Stack, CEO

Date: April 1, 2016

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